UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — August 31, 2020

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

330 Hudson Street, 10th Floor, New York, NY 10013
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 31, 2020, MDC Partners Inc. (the “Company”) issued a press release announcing that the Company had filed a registration statement, including a management proxy circular, with the Securities and Exchange Commssion (“SEC”) pursuant to which the Company proposes to change its jurisdiction of incorporation from the federal jurisdiction of Canada to the State of Delaware (the “U.S. Domestication”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC a registration statement on Form S-4 that includes a proxy statement of the Company (the “Proxy Statement” and, together with the Form S-4, the “Proxy Statement/Prospectus”). The Company plans to mail the Proxy Statement/Prospectus to its shareholders in connection with the votes to approve certain matters in connection with the transaction.

INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION IN ITS/THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED U.S. DOMESTICATION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus and other relevant documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders may obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by the Company with the SEC from the Company’s website at www.mdc-partners.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Company may file with the SEC in connection with the proposed transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

The Proxy Statement/Prospectus was not filed by the Company with any securities regulatory authority in Canada and no such securities regulatory authority has either approved or disapproved the contents of the Proxy Statement/Prospectus or this news release.

Participants in the Solicitation

The Company and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the approvals required to complete the proposed transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding the Company’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by the Company with the SEC on May 26, 2020 and in the Annual Report on Form 10-K filed by the Company with the SEC on March 5, 2020. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of the Company free of charge from the SEC’s website at www.sec.gov and from the Company’s website at www.mdc-partners.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about the Company’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the Company’s business and operations; the Company’s potential combination with a subsidiary of The Stagwell Group; information concerning the Company’s domestication to Delaware (the “U.S. Domestication”); the anticipated benefits of the U.S. Domestication; the likelihood of the U.S. Domestication being completed; the anticipated outcomes of the U.S. Domestication; the tax impact of the U.S. Domestication on the Company and the shareholders of the Company; the timing of the special meeting to approve the U.S. Domestication; the shareholder approvals required to effect the U.S. Domestication and regulatory and stock exchange approval of the U.S. Domestication; the anticipated effective date of the U.S. Domestication; and the timing of the implementation of the U.S. Domestication.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the Proxy/Prospectus, and under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2019 under Item 1A and in the Company’s Quarterly Report on Form 10-Q for the six-months ended June 30, 2020 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the U.S. Domestication or the occurrence of difficulties in connection with the U.S. Domestication;
•	adverse tax consequences in connection with the U.S. Domestication for the Company, its operations and its shareholders, that may differ from the Company’s expectations, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the U.S. Domestication;
•	the impact of uncertainty associated with the U.S. Domestication on the Company’s business;
•	direct or indirect costs associated with the U.S. Domestication, which could be greater than expected;
•	the risk that a condition to completion of the U.S. Domestication may not be satisfied; and
•	the risk of parties challenging the U.S. Domestication or the impact of the U.S. Domestication on the Company Debt.

You can obtain copies of the Company’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 31, 2020, “MDC Partners Announces Proposal to Change Jurisdiction of Incorporation to Delaware”

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2020	MDC Partners Inc.

By:
/s/ Jonathan Mirsky
Jonathan B. Mirsky
General Counsel & Corporate Secretary

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